UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IB Acquisition Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

IB Acquisition Corp.

1200 N Federal Highway, Suite 215

Boca Raton, FL 33432

To the Stockholders of IB Acquisition Corp.

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of IB Acquisition Corp. (the “Company”). The Annual Meeting will be held virtually at 10:00 AM Eastern Time on December 16, 2026, or at such other time or other date to which the meeting may be adjourned. The Annual Meeting will be a virtual meeting held via live webcast. There will not be a physical meeting location.

We have prepared a proxy statement with detailed information about the matters that will be covered at the Annual Meeting. We urge you to read the proxy statement carefully. The proxy statement and proxy card are being mailed on or about November 4, 2026 to all stockholders of record as of October 28, 2026. If you plan to attend the virtual Annual Meeting, you will need the control number found on your proxy card, voting instruction form or notice.

If you are a stockholder of record, you can participate and vote your shares in the Annual Meeting by visiting https://www.cstproxy.com/ibacquisition/am2026 and entering the control number included on your Proxy Card.

If you own your shares in “street name,” that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive the proxy materials. If you own your shares in this manner, you cannot vote at the Annual Meeting unless you receive a proxy to do so from the broker or the nominee.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the virtual Annual Meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. Only stockholders who held shares at the close of business on the record date, October 28, 2026, may vote at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet or by signing, dating and returning the proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

We look forward to seeing you virtually on December 16, 2026.

Very truly yours,

IB Acquisition Corp.

By:	/s/ Adelmo “Al” Lopez
Adelmo “Al” Lopez
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on December 16, 2026.

Electronic copies of the Notice of Annual Stockholder Meeting, our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 (the “Annual Report”) are available online at https://www.cstproxy.com/ibacquisition/am2026.

IB Acquisition Corp.

1200 N Federal Highway, Suite 215

Boca Raton, FL 33432

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 16, 2026

TO THE STOCKHOLDERS OF IB ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of IB Acquisition Corp. (the “Company”) will be held on December 16, 2026, at 10:00 AM Eastern Time. The Annual Meeting will be a virtual meeting held via live webcast at https://www.cstproxy.com/ibacquisition/am2026. There will not be a physical meeting location. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.

At the Annual Meeting, the items of business to be voted on are:

1.	To elect four Board nominees to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company, or until such person’s successor is elected and qualified.

2.	To ratify the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2027.

3.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 or Proposal 2.

4.	Such other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record of the Company at the close of business on October 28, 2026 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 1200 N Federal Highway, Suite 215, Boca Raton, FL 33432 during ordinary business hours for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the virtual Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

This Notice of Annual Meeting of Stockholders and proxy statement, along with a proxy card and our Annual Report, was first mailed on or about November 4, 2026 to our stockholders of record as of the Record Date.

Our proxy materials, including the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended September 30, 2025, are available electronically at https://www.cstproxy.com/ibacquisition/am2026.

YOUR VOTE IS IMPORTANT. Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please submit your proxy promptly via the Internet, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs. You may revoke your proxy at any time before the vote is taken.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

IB ACQUISITION CORP.

/s/ Adelmo “Al” Lopez
Boca Raton, Florida	Adelmo “Al” Lopez
November 3, 2026	Chairman and Chief Executive Officer

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IB ACQUISITION CORP.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 16, 2026

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of IB Acquisition Corp., a Nevada corporation (“IBAC,” the “Company,” “we,” or “our”), for use at the Annual Meeting of the Company’s stockholders to be held on December 16, 2026, at 10:00 AM Eastern Time, and at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be a virtual meeting held via live webcast. There will not be a physical meeting location. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/ibacquisition/am2026. If you plan to attend the virtual Annual Meeting, you will need the control number found on your proxy card, voting instruction form or notice. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.	To elect four Board nominees to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company, or until such person’s successor is elected and qualified.

2.	To ratify the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2027.

3.	To authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 or Proposal 2.

4.	Such other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

WHO MAY ATTEND THE ANNUAL MEETING AND HOW TO ATTEND?

Our Board has fixed the close of business on October 28, 2026, as the record date for a determination of stockholders of IBAC common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof (the “Record Date”). Record holders and beneficial owners may attend the Annual Meeting via live webcast. Set forth below is a summary of the information you need to attend the virtual Annual Meeting:

●	Access the live webcast at https://www.cstproxy.com/ibacquisition/am2026;

●	Instructions on how to attend and participate in the virtual Annual Meeting, including how to demonstrate proof of stock ownership, are also available as follows:

Stockholders of Record

●	Stockholders of record as of the Record Date can attend the Annual Meeting by accessing the live webcast at https://www.cstproxy.com/ibacquisition/am2026 and entering the unique control number on the proxy card.

Beneficial Owners

●	If you own your shares in “street name,” that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive the proxy materials. If you own your shares in this manner, you cannot vote in person at the Annual Meeting unless you receive a proxy to do so from the broker or the nominee.

HOW DO I PARTICIPATE IN AND VOTE AT THE ANNUAL MEETING?

If you were a stockholder of record at the close of business on the Record Date, you can participate and vote your shares in the Annual Meeting by visiting https://www.cstproxy.com/ibacquisition/am2026 and entering the control number included on your Proxy Card.

If you own your shares in “street name,” that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive the proxy materials. If you own your shares in this manner, you cannot vote in person at the Annual Meeting unless you receive a proxy to do so from the broker or the nominee.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

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We will send this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about November 4, 2026, to all stockholders as of the Record Date. Stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.

On the Record Date, we had 4,890,843 shares of IBAC common stock issued and outstanding and entitled to vote at the Annual Meeting.

HOW DO I VOTE WITHOUT PARTICIPATING IN THE ANNUAL MEETING?

Stockholders of record may vote without participating in the Annual Meeting by any of the following means:

1.	By Internet. The website address for Internet voting is https://www.cstproxyvote.com. Please have your proxy card available when you access the website. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 15, 2026.

2.	By Mail. Mark, date, sign and mail promptly the enclosed Proxy Card (a self-addressed envelope is provided for your convenience for mailing in the United States).

If you vote by Internet, please do not mail your Proxy Card.

Because of possible delays with the mail, we recommend you use the Internet to vote. If you are a beneficial owner of shares held in street name, you can participate and vote at the meeting by obtaining a legal proxy from your nominee.

HOW DO I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

Notice of Annual Stockholder Meeting, our proxy statement and our annual report on Form 10-K for the fiscal year ended September 30, 2025 (the “Annual Report”) are available online at https://www.cstproxy.com/ibacquisition/am2026.

WHAT IF I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL ANNUAL MEETING?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted. Holders of our rights are not entitled to vote at the Annual Meeting in respect of their rights.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting may be adjourned if a quorum is not present on December 16, 2026. The presence in person or by proxy of the holders of a majority of the voting power of our common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

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HOW DO I VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote at the meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Annual Meeting.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1.	“FOR” each of the four nominees for election to our Board of Directors.

2.	“FOR” the ratification of the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2027.

3.	“FOR” authorization of an adjournment of the Annual Meeting.

4.	In their discretion, upon such other matters as may properly come before the meeting.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

IF MY SHARES ARE HELD IN “STREET NAME” BY A BROKER, BANK OR OTHER AGENT, WILL MY BROKER, BANK OR OTHER NOMINEE VOTE MY SHARES FOR ME?

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to IBAC or by voting in person (which would include presence at a virtual meeting) at the Annual Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other agent.

Under the rules of Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker does not have discretionary voting power.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote at the Annual Meeting (which would include presence at the virtual meeting).

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WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A plurality of the eligible votes cast is required to elect director nominees, and as such, the four nominees who receive the greatest number of “FOR” votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more “FOR” votes than any other nominee for the same director’s seat. Broker non-votes and abstentions will have no effect on this proposal.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The approval of Proposal 2 requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 3: Authorization of an adjournment of the Annual Meeting.

The approval of Proposal 3 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Other Business That Is Properly Brought Before the Annual Meeting

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on routine matters. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes,” properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal but will be counted in determining whether there is a quorum present.

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ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Nevada, our amended and restated articles of incorporation or our bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies.

We may also reimburse brokerage firms, banks and other agents for the cost of forwarding our proxy materials to beneficial owners.

WHERE ARE IBAC’S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of IBAC are located at 1200 N Federal Highway, Suite 215, Boca Raton, FL 33432 and our telephone number is (214) 687-0020.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT IBAC?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the “SEC”). The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including IBAC, that file electronically with the SEC. The SEC’s website address is www.sec.gov.

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of the Record Date, regarding beneficial ownership of our common stock by:

●	each of our directors;

●	each of our named executive officers;

●	all directors and executive officers as a group; and

●	each person, or group of affiliated persons, known by us to beneficially own more than five percent of our shares of common stock.

As of the Record Date, there were 4,890,843 shares of common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Beneficial ownership is determined according to the rules of the SEC, and generally means that person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security and includes options that are currently exercisable or exercisable within 60 days. Each director or officer, as the case may be, has furnished us with information with respect to beneficial ownership. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Name and Address of Beneficial Owner (1)	Number of Shares (2)		Percent of Class (2)
Directors and Executive Officers
Adelmo “Al” Lopez(3)	-		-
Christy Albeck(3)	-		-
Silvia Panigone(3)	-		-
Jian Zhang(3)	-		-
John Joyce(3)	-		-
All directors and executive officers as a group (5 individuals)	-		-

5% Stockholders
I-B Good Works 4, LLC	2,837,576		58.0%
James Michael McCrory(4)	1,016,514	(4)	20.8%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o I-B Good Works 4, LLC, 1200 N Federal Highway, Suite 215, Boca Raton, FL 33432.

(2)	Interests shown consist of founder shares and, in the case of I-B Good Works 4, LLC, 610,500 shares of common stock included in the private placement units.

(3)	Our officers and directors are members of our sponsor, I-B Good Works 4, LLC, and indirectly hold interests in the Company as follows: Al Lopez holds a 4.62% equity interest, which represents the right to receive 150,000 founder shares; Christy Albeck holds a 2.31% equity interest, which represents the right to receive 75,000 founder shares; Silvia Panigone holds a 1.54% equity interest, which represents the right to receive 50,000 founder shares; Jian Zhang holds a 1.54% equity interest, which represents the right to receive 50,000 founder shares; and John Joyce holds a 3.08% equity interest, which represents the right to receive 100,000 founder shares. In addition to the interest held by Jian Zhang representing the right to receive founder shares, Jian Zhang, through an affiliate, holds a 26.8% equity interest in our sponsor, which represents the right to receive 869,565 founder shares and 200,000 private placement units. Each of our officers and directors disclaims any beneficial ownership other than to the extent of his or her pecuniary interest in our sponsor.

(4)	On February 28, 2024, the sponsor distributed 1,016,514 founder shares to one of its members, James Michael McCrory, resulting in Mr. McCrory holding his founder shares directly rather than indirectly through the sponsor.

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INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of all of our directors and executive officers as of the Record Date. Our officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office.

Name	Age	Position
Adelmo “Al” Lopez	60	Chairman and Chief Executive Officer
Christy Albeck	72	Chief Financial Officer
John Joyce	72	Vice Chairman
Silvia Panigone	54	Director
Jian Zhang	43	Director

Set forth below is biographical information about each of the individuals named in the tables above:

Adelmo “Al” Lopez, Chairman and Chief Executive Officer

Mr. Lopez has served as Chairman and CEO of the Company since September 2023. Mr. Lopez founded Finca Terrerito, now Alma Coffee, LLC, in 2008 and is its Chairman and Chief Executive Officer. Alma Coffee roasts and wholesales premium coffees from Latin America. From 2008-2017, Mr. Lopez was also a member of Gerson Lehrman Consulting Group. Prior to that, from 2006-2008 he was President and Chief Executive Officer of Blair Corporation, a $400+ million multi-channel direct marketer of apparel and home goods. He served in several capacities including as Group General Manager of Russell Corporation, a $1.4 billion athletic and activewear company from 2004-2006. Earlier positions include: Chief Financial Officer of Dole Fresh Fruit International, a $1.6 billion subsidiary of Dole Food Company, Regional Vice President of Frito Lay, Inc., and in two divisional Chief Financial Officer roles with Sara Lee Corporation. Mr. Lopez is a certified public accountant and began his business career with Coopers & Lybrand. He also served in the United States Army. Mr. Lopez earned a Bachelor of Science degree in Accounting from the University of Illinois in Chicago and a Master of Business Administration from the Owen Graduate School of Management at Vanderbilt University. We believe Mr. Lopez is well qualified to serve as a director due to his executive management and senior leadership experience and his accounting background.

Christy Albeck, Chief Financial Officer

Ms. Albeck has served as CFO of the Company since January 2024. Ms. Albeck has over 30 years of experience operating as an outsourced CFO in venture-backed public and private companies. Since October 2025, Ms. Albeck has served as Founder and Managing Member of Albeck Advisors, a consulting firm specializing in pre-audit work for international and domestic companies, financial due diligence, and board and CFO advisory services. From March 2022 to September 2025, Ms. Albeck served as a Partner at Calabrese Consulting, a Financial Accounting and Advisory Services firm. From November 1987 to March 2022, Ms. Albeck served as Founder and CEO of Albeck Financial Services, a consulting firm specializing in pre-audit work for international and domestic public companies and private companies in the process of going public, which was acquired by Calabrese Consulting in March 2022. Ms. Albeck has expertise in financial due diligence and SEC reporting, having provided consulting and advisory services for over 125 SPACs. Ms. Albeck holds a Bachelor of Science in Accounting from the University of Houston.

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John Joyce, Vice Chairman

Mr. Joyce has served as Vice Chairman of the Company since December 2023. Mr. Joyce is the former Chief Financial Officer of IBM. He was also President of Asia Pacific and Head of Global Services at IBM. He was instrumental in the successful reengineering of IBM’s worldwide business, including the sale of the hard disk drive (HDD) business to Hitachi, the sale of the PC business to Lenovo, and the acquisition of PwC Consulting from PricewaterhouseCoopers. During his time at IBM from September 1977 to June 2007, Mr. Joyce was responsible for 150,000 employees and nearly $50 billion of revenue. Mr. Joyce served as a Managing Director of Silver Lake Partners, the world’s largest technology-focused PE fund. From June 2007 to May 2012, Mr. Joyce served as a member of the investment committee and was leader of the firm’s value creation team. Mr. Joyce has also served on the boards of HP, Avago (Broadcom), Bertelsmann AG, Intelsat, Gartner and Sabre. Mr. Joyce holds a Bachelor of Arts from Montclair State University, and an MBA from Fairleigh Dickinson University. We believe Mr. Joyce is well qualified to serve as a director due to his executive leadership experience in the technology industry.

Silvia Panigone, Director

Ms. Panigone has served as director of the Company since October 2023. With more than 25 years’ experience in private and public companies and several Board positions, Ms. Panigone combines a profound understanding of corporate finance and private investments with a deep knowledge of drugs and devices development processes. Ms. Panigone is Founder of ADYA, a company focused on corporate strategy counseling, interim management, deal structuring, and capital raising at a global level. Ms. Panigone is currently also acting as CEO of Inhalis Therapeutics, a Swiss biotech developing inhaled drugs for life-threatening diseases. From February 2021 to November 2022 she served as Chief Operating Officer at NLS Pharmaceutics Ltd., a Swiss biotech listed on Nasdaq. Ms. Panigone served as Managing Director at I-Bankers Direct, an equity funding web-platform, from May 2013 to December 2015 and Advisor for I-Bankers Securities group, a US investment bank, from November 2014 to December 2015. She formerly served as Investment Director at BSI Healthcapital, a VC firm focused on life sciences, and she was responsible for venture investments and for the set-up of clients’ dedicated vehicles in the Merchant division of a Swiss bank (BSI/EGF bank). Ms. Panigone spent her first years as oncology researcher in Academia in Italy and the US. She possesses a Molecular Biology degree, a Ph.D. in Molecular Oncology and an executive MBA (EMBA) at SDA Bocconi. We believe Ms. Panigone is well qualified to serve as a director due to her corporate finance background and experience.

Jian Zhang, Director

Mr. Zhang has served as director of the Company since October 2023. Mr. Zhang has significant experience in designing, developing and operating messaging platforms and investing in the informational, biological, block-chain and consumer technology industries. He is currently a director at many technology and investment firms, including Yunnan Jimaoxin Information Technology Co., Ltd., Shenzhen Zenyi Tonglian Technology Co., Ltd. and Zhuhai Meining Technology Co., Ltd. Since August 2015, he has been the Chief Executive Officer and the Managing Partner of Yunnan Xiaosen Venture Capital Co., Ltd., a fund active in angel-round capital raising for internet and social media startups. Since August 2017, Mr. Zhang has also been the Chief Executive Officer and Director of Hangzhou Hechuang Investment Management Co., Ltd., a fund investing in the processing, supply chain and retail channels related to agricultural products. Mr. Zhang is Chief Executive Officer and Chairman of Distoken Acquisition Corp. (NASDAQ: DIST), a special purpose acquisition company which completed its initial public offering in February 2023. Mr. Zhang is the former Chief Executive Officer of Tongzheng Huilian Technology (Beijing) Co., Ltd., a high-tech company focusing on the development and application of blockchain technology. From January 2005 to August 2018, he served as the Chief Executive Officer at Kunming Limit Technology Company Limited, a high-tech company mainly engaged in the development of mobile communication technology. Mr. Zhang graduated from Guangdong Ocean University with a Bachelor of Engineering. We believe Mr. Zhang is well qualified to serve as a director due to his investment and operational experience in the Internet and communication industry.

No director is related to any other director or executive officer of our company, and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director. Each of our officers and directors is a member of our sponsor, I-B Good Works 4, LLC.

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GOVERNANCE OF THE COMPANY

Our Board of Directors

Our Board oversees the business affairs of the Company and monitors the performance of management. Our Board of Directors had five meetings during the fiscal year ended September 30, 2025 and acted by written consent four times. Each incumbent director attended at least 75% of the total number of meetings of the Board and committee meetings of which such director was a member (held during the period for which such director was in office).

Our Board is currently comprised of four members, three of whom are independent directors per the Nasdaq Stock Market rules. We believe the size of our Board is sufficient for a company of our size.

Director Independence

The rules of the Nasdaq Stock Market, or the Nasdaq Rules, require a majority of a listed company’s board of directors to be composed of independent directors. In addition, the Nasdaq Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Under the Nasdaq Rules, a director will only qualify as an independent director if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules also require that audit committee members satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In considering the independence of compensation committee members, the Nasdaq Rules require that our board of directors must consider additional factors relevant to the duties of a compensation committee member, including the source of any compensation we pay to the director and any affiliations with our company.

Our Board undertook a review of the composition of our Board and its committees and the independence of each director. Our Board has determined that Mr. Joyce, Ms. Panigone, and Mr. Zhang are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Board Committees

Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee operates under a charter that has been approved by our Board and is composed solely of independent directors.

Audit Committee. The members of the Audit Committee are Silvia Panigone, Jian Zhang, and John Joyce. John Joyce serves as chair of the Audit Committee. Each member of the Audit Committee qualifies as an independent director under the Nasdaq listing standards and Rule 10A-3 of the Exchange Act, and each member is financially literate. Our Board has determined that John Joyce qualifies as an “audit committee financial expert” as defined in applicable SEC rules. The Audit Committee is responsible for, among other things, the appointment, compensation, retention, replacement, and oversight of the work of our independent registered public accounting firm, pre-approving all audit and non-audit services, and reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K. During the fiscal year ended September 30, 2025, our Audit Committee had three meetings.

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Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Silvia Panigone, Jian Zhang, and John Joyce. John Joyce serves as chair of the Nominating and Corporate Governance Committee. The primary purposes of the committee are to assist the Board in (a) identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board; (b) developing, recommending to the Board and overseeing implementation of our corporate governance guidelines; (c) coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors and management in the governance of the Company; and (d) reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary. During the fiscal year ended September 30, 2025, the committee held three meetings.

Compensation Committee. The members of the Compensation Committee are Silvia Panigone, Jian Zhang, and John Joyce. John Joyce serves as chair of the Compensation Committee. The Compensation Committee is responsible for, among other things, reviewing and approving the corporate goals and objectives relevant to our Chief Executive Officer’s compensation and determining and approving his remuneration (if any), reviewing and approving the compensation of our other executive officers, reviewing our executive compensation policies and plans, and reviewing and recommending changes, if appropriate, to the remuneration for directors. The committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser, after considering the independence of each such adviser. During the fiscal year ended September 30, 2025, the committee held three meetings.

Board Member Attendance at Annual Meetings

We do not have a formal policy regarding Board attendance at our annual meetings; however, all of our directors are invited to the Annual Meeting. The Annual Meeting will be the Company’s first annual meeting of stockholders since its initial public offering.

Board Leadership Structure and Role in Risk Oversight

Mr. Lopez serves as both our Chairman and Chief Executive Officer. The Board believes that Mr. Lopez is best situated to serve as Chairman because he will be the director most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Board believes the current combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board.

Our Board is primarily responsible for overseeing our risk management processes on behalf of the Company. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. The Board focuses on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

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Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. The Board views its role as one of oversight. The Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, the Board utilizes the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee to manage risks that arise under each committee’s area of focus.

Cybersecurity Governance

We have no business operations. Since our initial public offering, our sole business activity has been identifying and evaluating suitable acquisition transaction candidates. Therefore, we have not adopted any cybersecurity risk management program or formal processes for assessing cybersecurity risk. Our Board is generally responsible for the oversight of risks from cybersecurity threats, if any. We have not encountered any cybersecurity incidents since our initial public offering.

Nomination of Director Candidates

Our Nominating and Corporate Governance Committee will recommend to the Board candidates for nomination for election at the annual meeting of the stockholders. The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders).

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

We have not employed an executive search firm, or paid a fee to any other third party, to locate qualified candidates for director positions.

Stockholder Communications with Directors

Persons wishing to write to our Board, or to a specified director or committee of the Board, should send correspondence to the Corporate Secretary at IB Acquisition Corp., 1200 N Federal Highway, Suite 215, Boca Raton, Florida 33432. Electronic submissions of stockholder correspondence will not be accepted.

The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board or to the affairs of IBAC. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our form of Code of Ethics and our audit committee charter as exhibits to the registration statement we filed in connection with our initial public offering. You are able to review these documents by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

We do not have any policies prohibiting directors, officers and other employees from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Other than the payments to Christy Albeck, our Chief Financial Officer, described below, none of our executive officers or directors have received any cash compensation for services rendered to us. Until the earlier of consummation of our initial business combination and our liquidation, beginning on the closing date of our initial public offering, we have agreed to pay Christy Albeck a total of $5,000 per month for office space, utilities, secretarial support and other administrative and consulting services. In addition, from October 2023 through January 2024, our sponsor sold to members of our management, directors and director nominees membership interests in the sponsor representing the indirect equivalent of 525,000 founder shares for an aggregate purchase price of $2,500, one of which, representing the indirect equivalent of 100,000 founder shares, was subsequently terminated, and on September 11, 2024, one of the remaining subscription agreements was amended to grant the holder an additional 50,000 founder shares; these interests are earned only upon completion of our initial business combination, and no stock-based compensation expense has been recognized. Our executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. Any compensation to be paid to our executive officers will be determined by a compensation committee constituted solely by independent directors. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

The Audit Committee of our Board has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” Pursuant to the policy, the Audit Committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the Audit Committee believes the relationship underlying the transaction to be in the best interests of the Company and its stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the Board and on his or her eligibility to serve on the Board’s committees. Under the policy, we may consummate related party transactions only if our Audit Committee approves or ratifies the transaction, and no director or executive officer may participate in the discussion of, or decision concerning, a related party transaction in which he or she is the related party.

Relationships with Related Parties

Founder Shares. On September 2, 2020, our sponsor subscribed to purchase an aggregate of 4,312,500 founder shares for a subscription price of $3,000. On October 26, 2023, our sponsor agreed to surrender an aggregate of 1,068,910 shares of our common stock for no consideration, which were cancelled, resulting in our sponsor holding an aggregate of 3,243,590 founder shares. From October 2023 through January 2024, the sponsor entered into six subscription agreements to sell membership interests in the sponsor to the Company’s management, directors and director nominees, representing the indirect equivalent of 525,000 founder shares, for a total purchase price of $2,500. On January 22, 2024, one of the subscription agreements representing an indirect equivalent of 100,000 founder shares was terminated and $500 was paid to the subscriber. On September 11, 2024, one of the subscription agreements was amended to grant an additional 50,000 founder shares, bringing that holder’s total to 150,000 founder shares.

Private Placement Units; Administrative Services Agreement. Our sponsor purchased an aggregate of 610,500 private placement units, at a price of $10.00 per unit ($6,105,000 in the aggregate), in a private placement that closed simultaneously with the closing of our initial public offering. We entered into an Administrative Services Agreement pursuant to which we pay Christy Albeck, our Chief Financial Officer, a total of $5,000 per month for office space, utilities, secretarial support and other administrative and consulting services. For the fiscal year ended September 30, 2025, we incurred $60,000 in fees for these services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

Loans; I-Bankers; Registration Rights. In order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required, and up to $1,500,000 of such loans may be convertible into units at a price of $10.00 per unit. Our sponsor is an affiliate of I-Bankers Securities, Inc., which we have engaged under a business combination marketing agreement for an M&A fee equal to 3.5% of the gross proceeds of our initial public offering, plus a finder fee equal to 1.0% of the consideration issued to a target introduced by I-Bankers. We have also entered into a registration rights agreement with respect to the founder shares and private placement units (and underlying securities).

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CLAWBACK POLICY

The Company has adopted a Dodd-Frank Restatement Recoupment Policy (the “Clawback Policy”) pursuant to Rule 10D-1 under the Exchange Act and Rule 5608 of the Nasdaq Stock Market. The Clawback Policy provides for the recovery of Erroneously Awarded Compensation (as defined in the Clawback Policy) received by Executive Officers in the event the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The Clawback Policy applies to Erroneously Awarded Compensation received during the three completed fiscal years immediately preceding the date that the Company is required to prepare a restatement and is administered by the Compensation Committee. A copy of the Clawback Policy is filed as Exhibit 97.1 to our Annual Report on Form 10-K filed with the SEC on December 26, 2024.

INSIDER TRADING POLICY

The Company has adopted an Insider Trading Policy that provides guidelines with respect to transactions in Company securities and the handling of confidential information about the Company and the companies with which the Company does business. The Board adopted the Insider Trading Policy to promote compliance with federal and state securities laws that prohibit certain persons who are aware of material nonpublic information about a company from trading in securities of that company or providing material nonpublic information to other persons who may trade on the basis of that information. The Insider Trading Policy applies to all employees and directors of the Company, as well as their family members, other members of their households and entities they control, and the Company may determine that other persons, such as contractors or consultants who have access to material nonpublic information, should also be subject to it. The Insider Trading Policy includes pre-clearance procedures for transactions in Company securities and permits the Company to impose event-specific blackout restrictions. Christy Albeck, our Chief Financial Officer, serves as Compliance Officer under the Insider Trading Policy. A copy of our Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form 10-K filed with the SEC on December 26, 2024.

DELINQUENT SECTION 16(A) REPORTS

No Forms 3, 4 or 5 were required to be filed during the fiscal year ended September 30, 2025.

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PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors currently consists of four members: Adelmo “Al” Lopez, John Joyce, Silvia Panigone and Jian Zhang. The Nominating and Corporate Governance Committee nominated and the Board approved and recommended all of the current members of our Board for re-election. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of stockholders, or until each successor is duly elected and qualified.

Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

Vote Required and Recommendation of the Board of Directors

A plurality of the eligible votes cast is required to elect director nominees, and as such, the four nominees who receive the greatest number of votes cast by stockholders, entitled to vote at the Annual Meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Broker non-votes and abstentions will have no effect on this proposal.

The Board unanimously recommends that stockholders vote “FOR” each of the four nominees for election to our Board of Directors.

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PROPOSAL 2: TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected MaloneBailey LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending September 30, 2027. MaloneBailey LLP has served as our auditor since 2024. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors.

Representatives of MaloneBailey LLP are not expected to be present at the Annual Meeting and, accordingly, are not expected to make a statement or to be available to respond to questions.

Aggregate fees for professional services rendered by MaloneBailey LLP for the fiscal years ended September 30, 2025 and 2024, respectively, were approximately as follows:

MaloneBailey LLP	2025	2024
Audit fees (1)	$103,000	$90,000
Audit-related fees (2)	-	-
Tax fees	3,605	-
Other fees (3)	-	-
Total fees	$106,605	$90,000

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by our independent accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years. For the fiscal years ended September 30, 2025 and 2024, tax fees billed by MaloneBailey LLP were approximately $3,605 and $0, respectively, for tax compliance, tax advice and tax planning services.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee was formed in connection with the effectiveness of our registration statement for our initial public offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, the Audit Committee has pre-approved and will pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2027.

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AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended September 30, 2025.

The Audit Committee assists the Board of Directors with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. MaloneBailey LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and MaloneBailey LLP. The Audit Committee discussed the overall scope and plans of their audit with MaloneBailey LLP. The Audit Committee met with MaloneBailey LLP, with and without management (other than members of the Audit Committee) present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended September 30, 2025, the Audit Committee (i) reviewed and discussed the Company’s audited financial statements as of September 30, 2025, and for the year then ended with management; (ii) discussed the matters required by the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission with MaloneBailey LLP; (iii) received the written disclosures and the letter from MaloneBailey LLP required by applicable requirements of the PCAOB regarding MaloneBailey LLP’s communications with the Audit Committee regarding independence; and (iv) discussed their independence with MaloneBailey LLP.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

John Joyce (Chair)
Silvia Panigone
Jian Zhang

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PROPOSAL 3: AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1 or Proposal 2, one or more of our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal 1 or Proposal 2. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Annual Meeting and any adjourned session of the Annual Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1 or Proposal 2, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 3 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

The Board unanimously recommends that stockholders vote “FOR” the approval to authorize the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 or Proposal 2.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Notice of Annual Stockholder Meeting, our proxy statement and our annual report on Form 10-K for the fiscal year ended September 30, 2025 (the “Annual Report”) are available online at https://www.cstproxy.com/ibacquisition/am2026.

A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 has been mailed concurrently with this proxy statement to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of these exhibits without cost upon request by eligible stockholders. Requests for copies of such exhibits should be mailed to IB Acquisition Corp., 1200 N Federal Highway, Suite 215, Boca Raton, FL 33432, Attention: Corporate Secretary.

OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please (1) notify your broker, or (2) direct your written request to IB Acquisition Corp., 1200 N Federal Highway, Suite 215, Boca Raton, FL 33432, Attention: Corporate Secretary, or your oral request by telephone at (214) 687-0020. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2027 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than the close of business on July 7, 2027, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted to our executive offices located at 1200 N Federal Highway, Suite 215, Boca Raton, FL 33432, Attn: Chief Executive Officer.

In order for proposals of stockholders made outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) promulgated under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address before the close of business on September 20, 2027.

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors

IB ACQUISITION CORP.

/s/ Adelmo “Al” Lopez
Adelmo “Al” Lopez
Chairman and Chief Executive Officer

Boca Raton, Florida
November 3, 2026

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208961 IB Acquisition Corp. Proxy Card - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2026

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

IB ACQUISITION CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 15, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12-digit control number to vote electronically at the special meeting. To attend:
https://cstproxy.com/ibacquisition/am2026

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, AND 3.

Please mark your votes like this **X**

   FOR ☐ AGAINST ☐ ABSTAIN ☐

   Nominees:

   - Adelmo "Al" Lopez
   - John Joyce
   - Silvia Panigone
   - Jian Zhang

   FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Approval to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals 1 or 2.

   FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ Signature, if held jointly____________________ Date__________2026.

Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

208961 IB Acquisition Corp. Proxy Card - Back

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on December 16, 2026

To view the 2026 Proxy Statement and to Attend the Special Meeting, please go to: http://www.cstproxy.com/ibacquisition/am2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

IB ACQUISITION CORP.

The undersigned appoints Mr. Al Lopez and Ms. Christy Albeck, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of IB Acquisition Corp. held of record by the undersigned at the close of business on October 28, 2026 at the Annual Meeting of Stockholders of IB Acquisition Corp. to be held on December 16, 2026, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed on the other side)